UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2012

POWER SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52213	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Wheat Lane, Wood Dale, IL	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 350-9400

Copies to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661

Tel.: (312) 902-5200

Fax: (312) 902-1061

Attn: Mark D. Wood, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of Power Solutions International, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2012. As a result of this process, the Company is engaging McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (subject to McGladrey’s customary acceptance procedures). In selecting McGladrey, the Committee considered that McGladrey is one of the largest non-“Big Four” U.S. providers of assurance, tax and consulting services, and is the U.S. member of RSM International, a large worldwide network of independent accounting, tax and consulting firms.

Accordingly, on June 12, 2012, the Committee notified Deloitte & Touche LLP (“Deloitte”) of its decision to change the Company’s independent registered public accounting firm. Deloitte’s audit reports on the Company’s consolidated financial statements for each of the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2011 and 2010 and the subsequent interim period through June 12, 2012, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years. During the years ended December 31, 2011 and 2010 and the subsequent interim period through June 12, 2012, there were no “reportable events” as defined in Item 304 (a)(1)(v) of Regulation S-K. The Company has provided Deloitte with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Deloitte’s letter dated June 18, 2012 indicating that it agrees with such statements.

During the years ended December 31, 2011 and 2010 and through June 12, 2012, the date of McGladrey’s engagement as the Company’s independent auditors, the Company had not consulted with McGladrey with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, any matter that was the subject of a disagreement with Deloitte (of which there were none) or any “reportable event.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
16.1	Letter from Deloitte & Touche LLP, dated June 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: June 18, 2012	By:	/s/ Daniel P. Gorey
Name: Daniel P. Gorey
Title: Chief Financial Officer